Accountants' Consent
                              --------------------


The Board of Directors
CarrAmerica Realty Corporation

The Partners
CarrAmerica Realty, L.P.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading 'Experts' in the registration statement on Form S-3.


                                                KPMG Peat Marwick LLP


Washington, D.C.
May 27, 1998